UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2016

ARROGENE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-52932 Commission File Number	20-8057585 (I.R.S. Employer Identification Number)

8560 West Sunset Blvd., Suite 400, Los Angeles, CA 90069

 (Address of principal executive offices)

(424) 238-4442

(Issuer’s Telephone Number)

___________________________

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

DEPARTURE AND ELECTION OF DIRECTORS AND OFFICERS

Resignation

Effective May 31, 2016, Maurizio Vecchione resigned as CEO of Arrogene, Inc., a Delaware corporation (the “Company”).   Mr. Vecchione will continue to serve as a member of the Board of Directors of the Company.

Effective June 1, 2016, Dr. Larry A. Couture will serve as the Company’s CEO until his successor has been duly elected and qualified.  Mr. Couture’s biographical information can be found in the Company’s Current Report on Form 8-K, filed with the Commission on May 19, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 31, 2016

Arrogene, Inc.

By:___/s/ Jack Kavanaugh_____

Jack Kavanaugh, Executive

   Chairman